                                                                    Exhibit 23.1
                                                                    ------------

INDEPENDENT AUDITORS' CONSENT
- -----------------------------

We consent to the incorporation by reference in this Registration Statement of SUPERVALU INC. on Form S-8 of our reports dated April 5, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of SUPERVALU INC. for the year ended February 24, 1996.



/s/ DELOITTE & TOUCHE LLP
Minneapolis, Minnesota
August 9, 1996